Income Taxes	6 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes

8) Income Taxes

Components of Current and Deferred Tax Expense

After the reorganization of the Partnership’s predecessor’s activities into the new group structure in February 2013, all profit from continuing operations in Norway is taxable within the Norwegian Tonnage Tax regime (“the tonnage tax regime”). The consequence of the reorganization was a one-time entrance tax into the tonnage tax regime due to the Partnership’s acquisition of the shares in the subsidiary that owns the Fortaleza Knutsen and the Recife Knutsen. Under the tonnage tax regime, the tax is based on the tonnage of the vessel and operating income is tax free. The net financial income and expense remains taxable as ordinary income tax for entities subject to the tonnage tax regime. For the portion of activities subject to the tonnage tax regime, tonnage taxes are classified as vessel operating expenses while the current and deferred taxes arising on net financial income and expense are reflected as income tax expense in the consolidated and combined carve-out financial statements.

The total amount of the entrance tax was estimated to be approximately $3.0 million, which was recognized in the three months ended March 31, 2013. The entrance tax is payable over several years and is calculated by multiplying the tax rate by the declining balance of the gain, which will decline by 20% each year. The amount payable will be effected by the change in tax rate which was reduced to 27 % in 2014 from 28 % in 2013 and the fluctuation in currency rates. Approximately $0.6 million of the estimated entrance tax was paid during 2014 and $0.2 and $0.1 million was paid during the first quarter of 2015 and the second quarter of 2015, respectively. UK income tax is presented as income taxes payable, while $1.3 million is presented as non-current deferred taxes payable. Profit and loss from continuing operation before income taxes was taxable to Norway and significant components of current and deferred income tax expense attributable to income from continuing operations for the three months ended June 30, 2015 and 2014 as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(US $ in thousands)	2015	2014	2015	2014
Income before income taxes	$6,890	$2,479	$14,079	$8,922
Income tax benefit (expense)	(3)	18	(6)	(1)
Effective tax rate	0%	0%	0%	0%

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some of or all of the benefit from the deferred tax assets will not be realized. The valuation allowances relate to the financial loss carry forwards and other deferred tax assets for tonnage tax that, in the judgment of the Partnership, are more-likely-than not to be realized reflecting the Partnership’s cumulative loss position for tonnage tax. In assessing the realizability of deferred tax assets, the Partnership considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized taking into account all the positive and negative evidence available, and there are no deferred tax assets recognized as of June 30, 2015 and December 31, 2014.